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                                                     Exhibit 10



                   Master Equipment Lease Agreement dated as of April 19, 1996, between Provident Commercial Group, Inc. and Kollmorgen Corporation incorporated by reference to EX-10 of the Form SE filed on November 13, 1996, for the period ended September 30, 1996.